John Hancock
Investors
Trust

ANNUAL
REPORT

12.31.02

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 17

Trustees & officers
page 31

For your information
page 37


Dear Fellow Shareholders,

Investors were probably never happier to close out a year than they were in 2002, since it was the third consecutive year that the stock market declined -- something that hadn't occurred in 60 years. Driving the fall were fears of war, a weak economy, disappointing profits, rising oil prices and a string of corporate scandals. All market sectors and investment styles suffered. As a result, the broad Standard & Poor's 500 Index fell by 22.09% for the year, while the Dow Jones Industrial Average lost 15.04% and the technology laden Nasdaq Composite Index lost 31.53%.

Despite a fourth-quarter rally, only 3.8% of U.S. stock mutual funds made money last year, and the average U.S. stock fund lost 22.42%, according to Lipper, Inc. Bond Funds provided the only bright spot, producing mostly positive results, with the average long-term bond fund rising 7.9%. It was the third year in which bonds outperformed stocks and gained ground, confirming yet again the importance of having a portfolio well-diversified among stocks, bonds and cash.

In fact, the disparity between stock and bond results over the last three years means that many investors' portfolios may have shifted substantially in their mix between stocks and bonds. We recommend working with your investment professional to rebalance your assets according to your long-term goals.

After three down years, no one can predict when the bear market cycle will turn. Currently, uncertainties abound, as the good news seen in signs of improving economic and corporate data, and efforts by Washington to stimulate the economy, are offset by the possibility of war and other geopolitical risks.

While all these factors are beyond our control, investors can take charge of how they maneuver through the inevitable bull and bear market cycles. We've said it before, but it bears repeating: the key is to keep a long-term perspective and work with your investment professional to develop and maintain a properly diversified portfolio. We believe this offers the best protection in the tough times and the best means to reach your long-term goals.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
a high level of
current income
consistent with
prudent invest-
ment risk by
investing in a
diversified
portfolio of debt
securities.

Over the last twelve months

* Bonds gained ground for the third straight year as the U.S. economy weakened and interest rates declined.

* Treasury and government bonds were the best performers, followed by corporate and mortgage-backed securities.

* The Fund added mortgage-backed securities and lower-quality corporate bonds, which offered the best relative values and attractive yields.

[Bar chart with heading "John Hancock Investors Trust." Under the heading is a note that reads "Fund performance for the year ended December 31, 2002." The chart is scaled in increments of 2% with 0% at the bottom and 8% at the top. The first bar represents the 7.614% total return for John Hancock Income Securities Trust. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]

Top 10 issuers

18.6%   Federal National Mortgage Assn.
 8.3%   United States Treasury
 4.7%   Federal Home Loan Mortgage Corp.
 2.4%   Government National Mortgage Assn.
 1.1%   Ford Motor Credit Co.
 1.1%   NiSource Finance Corp.
 1.1%   Household Finance Corp.
 1.0%   CIT Group, Inc.
 1.0%   Midland Funding Corp. II
 0.9%   EIP Funding-PNM

As a percentage of net assets on December 31, 2002.



BY BARRY H. EVANS, CFA, JEFFREY N. GIVEN, CFA, AND DAWN M. BAILLIE, PORTFOLIO MANAGERS

John Hancock
Investors Trust

MANAGERS'
REPORT

With the recent retirement of James Ho, the Fund's day-to-day management has been assumed by other members of the team, including John Hancock's chief fixed-income officer Barry Evans, and Jeff Given and Dawn Baillie, both of whom have been with John Hancock for more than 10 years managing fixed-income investments.

In 2002, U.S. bonds gained ground for the third consecutive year as interest rates declined sharply. Bonds advanced as a blossoming economic recovery sputtered during the summer and hit another rough patch in the fourth quarter, prompting the Federal Reserve to cut interest rates for the 12th time in the past two years. Demand for bonds also got a boost from the faltering stock market, where depressed earnings and fraudulent financial reporting weakened investor confidence and chased many into the relative safety of bonds.

High-quality bonds benefited the most from the flight to safety. In particular, Treasury bonds were the best performers as yields fell to their lowest levels in more than 40 years. Corporate bonds struggled early in the year as corporate scandals and poor earnings led to some concerns about creditworthiness, but they outperformed during the last half of the year. Mortgage-backed securities trailed the rest of the bond market thanks to a huge wave of mortgage refinancing.

"In 2002, U.S. bonds
 gained ground for
 the third consecutive
 year as interest rates
 declined sharply."

FUND PERFORMANCE

For the year ended December 31, 2002, John Hancock Investors Trust produced a total return of 7.61% at net asset value. The average closed-end general bond fund returned 6.46%, according to Lipper Inc., while the Lehman Brothers Government/ Credit Bond Index returned 11.04%.

[Photos of Barry Evans, Jeffrey Given and Dawn Baillie flush right next to first paragraph.]

PORTFOLIO THEMES

In the first half of the year, the Fund was positioned for an economic recovery that failed to materialize. More than half of the portfolio was invested in corporate bonds, with an emphasis on companies that would benefit the most from a rebounding economy, such as utilities, telecommunications and media. However, these sectors wrestled with overcapacity, competitive pressures, declining earnings, and lingering fallout from the high-profile scandals at Enron, WorldCom and Adelphia.

"We were also able to add to
 the portfolio's yield by invest-
 ing in preferred stocks."

In the summer and fall, we began to lower the portfolio's overall credit quality in anticipation of a recovery in the credit cycle. This strategy also allowed us to capture higher yields in a declining interest-rate environment and make some favorable relative-value trades -- selling bonds that had performed well in the first half of the year and buying securities that had underperformed. Accordingly, we reduced the Fund's holdings of Treasury bonds and higher-quality corporate bonds, and replaced them with lower-rated corporate bonds and mortgage-backed securities.

FINDING VALUE AMONG CORPORATE BONDS

As part of our trade down in the credit quality of the Fund's corporate bonds, we boosted the percentage of below-investment-grade securities (rated BB or lower) to more than 22% of the portfolio, up from 11% at the beginning of the year. These "high-yield" bonds were the performance leaders in the bond market during the last few months of the year.

We found some of the best values in beaten-down sectors that were already prominently featured in the portfolio, such as utilities and telecom. Examples include Calpine and Mirant, two energy-trading companies, and some of the more liquid lower-rated telecom bonds, like Telus and Citizens Communications.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is U.S. government agencies 26%, the second is Utilities 9%, the third is U.S. government 8%, the fourth Finance 8%, and the fifth Telecommunications 6%.]

We also added to our cyclical and financial holdings. Cyclical bonds underperformed as the economy lost momentum at mid-year, so we snapped up the bonds of paper company Abitibi- Consolidated, nickel producer Inco, and petrochemical company Nova Chemicals, as well as TFM, a Mexican railroad company. Among financial companies, we added CIT Group, a diversified financial services firm that was spun off by Tyco in July, and Capital One, a bank with a sizable credit-card business.

[Pie chart in middle of page with heading "Portfolio diversification As a percentage of net assets on 12-31-02." The chart is divided into four sections (from top to left): Corporate bonds & direct placement securities 61%, U.S. government & agency bonds 34%, Preferred stocks 4%, and Short-term investments & other 1%.]

SHIFTING INTO MORTGAGES

The other main shift occurred within the highest-quality portion of the portfolio. We took profits in some of the Fund's top-rated securities -- including Treasury bonds, asset-backed securities and high-grade corporate bonds -- and invested the proceeds in mortgage-backed securities.

Mortgage-backed securities became attractive in late summer after struggling for much of the year. Mortgage bonds tend to perform best when interest rates are stable, but interest-rate volatility was high in 2002. In addition, the general decline in rates sparked a mortgage refinancing boom that also weighed on mortgage-backed securities. By August and September, we took advantage of opportunities in the mortgage market, adding to our holdings at extremely attractive valuations.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is NiSource followed by an up arrow with the phrase "Indiana utility reduced leverage by issuing equity." The second listing is Household Finance followed by an up arrow with the phrase "Sub-prime lender acquired by HSBC." The third listing is Calpine followed by a down arrow with the phrase "Energy generator hurt by high debt and excess capacity."]

We also traded into mortgage-backed securities carrying current interest rates, which are historically low. Emphasizing lower-coupon mortgages enabled the Fund to maintain its income stream and avoid any adverse impact from the heavy refinancing activity that occurred in the fall.

"We expect interest rates to
 rise slightly but remain in a
 fairly narrow range during
 the first half of 2003."

ADDING YIELD WITH PREFERRED STOCKS

We were also able to add to the portfolio's yield by investing in preferred stocks. In recent months, the preferred shares of many companies offered dividend yields that were two to three percentage points higher than prevailing corporate bond yields. Although the Fund's position in preferred stocks is small -- around 4% of the portfolio -- it has boosted the Fund's income level. We focused on the preferred stocks of utilities, including Dominion Resources and TECO Energy, as well as financial companies such as Morgan Stanley.

OUTLOOK

We expect interest rates to rise slightly but remain in a fairly narrow range during the first half of 2003. Although economic conditions are likely to improve, we think growth will be moderate and that inflation will remain low, keeping the Fed out of the picture. With corporate scandals fading and a potential U.S.-Iraq war already factored into the market, the flight-to-quality demand for Treasury bonds is likely to run dry. Our strategy emphasizing mortgage-backed securities and high-yield corporate bonds would fare well in a stable rate environment.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2002

This schedule is divided into three main categories: publicly traded bonds and direct placement securities, preferred stocks and short-term investments. Publicly traded bonds and direct placement securities are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

ISSUER, DESCRIPTION,                                               INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                          RATE   RATING*   (000s OMITTED)          VALUE
PUBLICLY TRADED BONDS AND DIRECT PLACEMENT SECURITIES 95.81%                                             $162,887,634
(Cost $159,563,915)

Aerospace 0.72%                                                                                            $1,226,268
Jet Equipment Trust,
Equipment Trust Ctf Ser 95B2 08-15-14 (R)                            10.910%     CC              $550          37,626
Raytheon Co.,
Note 03-01-10                                                         8.300      BBB-           1,000       1,188,642

Automobiles/Trucks 0.63%                                                                                    1,072,526
ERAC USA Finance Co.,
Note 06-15-08 (R)                                                     7.350      BBB+             310         349,050
Note 12-15-09 (R)                                                     7.950      BBB+             325         375,071
Hertz Corp.,
Sr Note 06-01-12                                                      7.625      BBB              365         348,405

Banks 3.07%                                                                                                 5,220,679
Bank of New York,
Cap Security 12-01-26 (R)                                             7.780      A-               620         669,012
Barclays Bank Plc,
Perpetual Bond (6.86% to 6-15-32 then variable)
(United Kingdom) 06-15-49 (R)                                         6.860      A+               495         507,127
Capital One Bank,
Note 07-30-04                                                         6.500      BBB-             960         938,872
Sr Note 02-01-06                                                      6.875      BBB-             540         522,424
Royal Bank of Scotland Group Plc,
Bond (United Kingdom) 03-31-49                                        8.817      A-               360         404,050
Perpetual Bond (7.648% to 09-30-31 then variable)
(United Kingdom) 08-31-49                                             7.648      A-               420         486,117
UBS Preferred Funding Trust I,
Perpetual Bond (8.622% to 10-01-10 then variable)
10-01-49                                                              8.622      AA-            1,000       1,208,742
Zions Financial Corp.,
Gtd Note (6.95% to 05-15-06 then variable)
05-15-11                                                              6.950      BBB-             455         484,335

Building 0.19%                                                                                                329,548
Toll Brothers, Inc.,
Note 11-15-12 (R)                                                     6.875      BBB-             320         329,548

Business Services -- Misc. 0.49%                                                                              824,941
Cendant Corp.,
Note 08-15-06                                                         6.875      BBB              795         824,941

Chemicals 1.15%                                                                                             1,951,500
Equistar Chemicals L.P./Equistar Funding Corp.,
Note 02-15-04                                                         8.500      BB               530         524,700
Lyondell Chemical Co.,
Sr Sec Note 12-15-08                                                  9.500      BB               510         474,300
Nova Chemicals Ltd.,
Note (Canada) 09-15-05                                                7.000      BB+            1,000         952,500

Computers 0.23%                                                                                               390,235
NCR Corp.,
Note 06-15-09 (R)                                                     7.125      BBB-             375         390,235

Containers 1.21%                                                                                            2,056,180
Owens-Brockway Glass Container, Inc.,
Sr Sec Note 11-15-12 (R)                                              8.750      BB             1,000       1,015,000
Riverwood International Corp.,
Gtd Sr Sub Note 04-01-08                                             10.875      CCC+           1,036       1,041,180

Electronics 0.63%                                                                                           1,065,300
UCAR Finance, Inc.,
Gtd Sr Note 02-15-12                                                 10.250      B              1,340       1,065,300

Energy 0.74%                                                                                                1,257,920
CalEnergy Co., Inc.,
Sr Bond 09-15-28                                                      8.480      BBB-             525         617,807
Sr Note 10-15-07                                                      7.630      BBB-             240         269,369
P&L Coal Holdings Corp.,
Sr Sub Note Ser B 05-15-08                                            9.625      B+               351         370,744

Finance 7.56%                                                                                              12,853,094
CIT Group, Inc.,
Sr Note 11-14-03                                                      7.500      A              1,090       1,133,130
Sr Note 04-02-07                                                      7.375      A                505         550,555
Conseco Finance Securitizations Corp.,
Pass Thru Ctf Ser 2002-A Class A-3 04-15-32                           5.330      AAA              830         848,988
Ford Motor Credit Co.,
Note 02-01-06                                                         6.875      BBB              715         716,252
Note 10-28-09                                                         7.375      BBB            1,225       1,213,806
General Motors Acceptance Corp.,
Note 08-28-07                                                         6.125      BBB              495         500,875
Note 08-28-12                                                         6.875      BBB              360         356,076
Household Finance Corp.,
Note 05-15-11                                                         6.750      A-               925         986,225
Note 11-27-12                                                         6.375      A-               420         438,451
Note 07-15-06                                                         7.200      A-               385         416,546
ING Capital Funding Trust III,
Perpetual Bond (8.439% to 12-31-10 then variable)
12-31-49                                                              8.439      A-               960       1,116,323
MBNA America Bank N.A.,
Sub Note 11-15-12                                                     7.125      BBB            1,115       1,166,860
MDP Acquisitions Plc,
Sr Note (Ireland) 10-01-12 (R)                                        9.625      B2             1,000       1,040,000
Morgan Stanley & Co., Inc.,
Traded Custody Receipts 06-15-12 (R)                                  6.799      Baa1             990       1,089,782
Newcourt Credit Group, Inc.,
Note Ser B (Canada) 02-16-05                                          6.875      A                405         425,693
PDVSA Finance Ltd.,
Note (Cayman Islands) 11-16-12                                        8.500      BB               345         272,550
Sears Roebuck Acceptance Corp.,
Note 04-15-12                                                         6.700      A-               385         365,448
Yanacocha Receivables Master Trust,
Pass Thru Ctf Ser 1997-A 06-15-04 (R)                                 8.400      BBB-             213         215,534

Food 0.52%                                                                                                    887,949
ConAgra Foods, Inc.,
Sub Note 09-15-04                                                     7.400      BBB              140         151,702
Corn Products International, Inc.,
Sr Note 08-15-09                                                      8.450      BBB-             725         736,247

Government -- Foreign 1.20%                                                                                 2,040,000
Panama, Republic of,
Bond (Panama) 01-16-23                                                9.375      BB             1,000       1,030,000
Peru, Republic of,
Note (Peru) 01-15-08                                                  9.125      BB-            1,000       1,010,000

Government -- U.S. 8.32%                                                                                   14,135,730
United States Treasury,
Bond 05-15-18                                                         9.125      AAA            1,340       2,007,383
Bond 08-15-25                                                         6.875      AAA            3,560       4,502,706
Bond 02-15-31                                                         5.375      AAA            6,995       7,625,641

Government -- U.S. Agencies 25.78%                                                                         43,831,154
Federal Home Loan Mortgage Corp.,
20 Yr Pass Thru Ctf 01-01-16                                         11.250      AAA               83          93,018
30 Yr Pass Thru Ctf 08-01-32+                                         6.500      AAA            1,985       2,068,683
30 Yr Pass Thru Ctf 09-01-32                                          6.500      AAA              438         456,012
CMO REMIC 2479-TB 11-15-11                                            5.000      AAA              860         894,763
CMO REMIC 2479-PM 07-15-21                                            5.000      AAA            1,225       1,264,290
CMO REMIC 2367-PJ 03-15-27                                            6.000      AAA              357         367,998
CMO REMIC 2496-PE 07-15-31                                            5.500      AAA              620         637,825
CMO REMIC 2469-PB 12-15-25                                            6.000      AAA            1,360       1,421,372
CMO REMIC 2469-PD 12-15-30                                            6.000      AAA              820         857,985
Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf 02-01-08                                          7.500      AAA               59          62,261
15 Yr Pass Thru Ctf 09-01-10                                          7.000      AAA              171         182,221
15 Yr Pass Thru Ctf 10-01-12                                          7.000      AAA               34          36,328
15 Yr Pass Thru Ctf 12-01-14                                          5.500      AAA              819         857,747
15 Yr Pass Thru Ctf 01-01-16+                                         5.500      AAA            3,385       3,506,650
15 Yr Pass Thru Ctf 04-01-17                                          7.000      AAA              195         207,245
15 Yr Pass Thru Ctf 01-01-18+                                         5.000      AAA              955         977,979
30 Yr Pass Thru Ctf 01-01-30+                                         6.000      AAA           12,660      13,083,324
30 Yr Pass Thru Ctf 02-01-32                                          7.000      AAA              342         359,857
30 Yr Pass Thru Ctf 03-01-32                                          7.000      AAA            1,355       1,425,284
30 Yr Pass Thru Ctf 05-01-32                                          7.000      AAA            2,021       2,125,965
30 Yr Pass Thru Ctf 06-01-32                                          6.500      AAA            1,575       1,640,639
30 Yr Pass Thru Ctf 07-01-32                                          6.500      AAA            2,434       2,534,933
30 Yr Pass Thru Ctf 11-01-32                                          6.500      AAA            1,083       1,135,184
30 Yr Pass Thru Ctf 01-01-33+                                         5.500      AAA               55          56,083
30 Yr Pass Thru Ctf 02-01-33+                                         5.500      AAA              335         340,130
CMO REMIC 2002-55-QB 08-25-12                                         5.500      AAA            1,265       1,326,553
CMO REMIC 2002-73-PE 10-25-31                                         5.500      AAA            1,500       1,541,250
Pass Thru Ctf Ser 1997-M8 Class A-1 01-25-22                          6.940      AAA              274         287,318
Government National Mortgage Assn.,
30 Yr Pass Thru Ctf 01-15-32+                                         6.000      AAA            1,035       1,076,400
30 Yr Pass Thru Ctf 09-15-28 to 12-15-31                              6.500      AAA            2,063       2,166,870
30 Yr Pass Thru Ctf 07-15-31                                          7.000      AAA              520         551,365
30 Yr Pass Thru Ctf 04-15-21                                          9.000      AAA               93         102,959
30 Yr Pass Thru Ctf 11-15-19 to 02-15-25                              9.500      AAA              138         155,100
30 Yr Pass Thru Ctf 11-15-20                                         10.000      AAA               26          29,563

Insurance 1.45%                                                                                             2,469,936
Equitable Life Assurance Society USA,
Surplus Note 12-01-05 (R)                                             6.950      A+               260         282,781
Massachusetts Mutual Life Insurance Co.,
Surplus Note 11-15-23 (R)                                             7.625      AA               470         527,661
MONY Group, Inc. (The),
Sr Note 12-15-05                                                      7.450      BBB+             480         499,912
Sun Canada Financial Co.,
Sub Note 12-15-07 (R)                                                 6.625      AA-              725         768,863
URC Holdings Corp.,
Sr Note 06-30-06 (R)                                                  7.875      AA               340         390,719

Leisure 1.65%                                                                                               2,809,461
Argosy Gaming Co.,
Sr Sub Note 09-01-11                                                  9.000      B+               200         211,750
Harrah's Operating Co., Inc.,
Sr Sub Note 12-15-05                                                  7.875      BB+              715         757,900
HMH Properties, Inc.,
Sr Note Ser A 08-01-05                                                7.875      BB-              330         325,050
Hyatt Equities LLC,
Note 06-15-07 (R)                                                     6.875      BBB              300         298,796
Waterford Gaming LLC
Sr Note 03-15-10 (R)                                                  9.500      B+               199         205,965
Wynn Las Vegas LLC,
2nd Mtg Note 11-01-10                                                12.000      CCC+           1,000       1,010,000

Machinery 0.24%                                                                                               408,513
Kennametal, Inc.,
Sr Note 06-15-12                                                      7.200      BBB              385         408,513

Media 6.38%                                                                                                10,864,321
AOL Time Warner, Inc.,
Deb 04-15-31                                                          7.625      BBB+             610         626,948
AT&T Broadband Corp.,
Gtd Note 03-15-03                                                     8.375      BBB              598         679,281
British Sky Broadcasting Group Plc,
Sr Note (United Kingdom) 07-15-09                                     8.200      BB+              905         977,400
Clear Channel Communications, Inc.,
Note 06-15-05                                                         7.875      BBB-             625         684,261
Continental Cablevision, Inc.,
Sr Note 05-15-06                                                      8.300      BBB              570         617,474
Cox Communications, Inc.,
Note 08-15-04                                                         7.500      BBB              650         690,627
CSC Holdings, Inc.,
Sr Sub Deb 05-15-16                                                  10.500      B+               270         267,638
EchoStar DBS Corp.,
Sr Note 02-01-09                                                      9.375      B+             1,010       1,068,075
Garden State Newspapers, Inc.,
Sr Sub Note 07-01-11                                                  8.625      B+               265         267,650
Grupo Televisa SA,
Note (Mexico) 09-13-11                                                8.000      BBB-             205         213,713
Sr Note (Mexico) 03-11-32                                             8.500      BBB-             630         598,500
Lenfest Communications, Inc.,
Sr Note 11-01-05                                                      8.375      BBB              330         357,165
News America Holdings, Inc.,
Gtd Sr Deb 02-15-05                                                   8.500      BBB-             500         540,644
Gtd Sr Deb 08-10-18                                                   8.250      BBB-             510         558,922
Rogers Cablesystems Ltd.,
Gtd Note (Canada) 12-01-07                                           10.000      BBB-              35          35,700
Sr Note Ser B (Canada) 03-15-05                                      10.000      BBB-             460         473,800
Shaw Communication Inc.,
Sr Note (Canada) 04-11-10                                             8.250      BBB-           1,000         933,946
TCI Communications, Inc.,
Sr Deb 02-01-12                                                       9.800      BBB              225         270,455
Sr Deb 02-15-26                                                       7.875      BBB              345         349,933
Time Warner, Inc.,
Deb 01-15-13                                                          9.125      BBB+             415         486,745
USA Interactive,
Note 01-15-13 (R)                                                     7.000      BBB-             160         165,444

Medical 1.36%                                                                                               2,307,301
Advanced Medical Optics, Inc.,
Sr Sub Note 07-15-10                                                  9.250      B                500         515,000
AmerisourceBergen Corp.,
Sr Note 11-15-12 (R)                                                  7.250      BB-              300         307,500
Columbia/HCA Healthcare Corp.,
Note 07-01-07                                                         7.000      BBB-             160         169,882
HCA - The Healthcare Co.,
Note 06-01-06                                                         7.125      BBB-             475         503,375
Note 09-01-10                                                         8.750      BBB-             225         258,952
Quest Diagnostics, Inc.,
Sr Note 07-12-06                                                      6.750      BBB-             340         370,479
Triad Hospitals, Inc.,
Sr Note 05-01-09                                                      8.750      B-               170         182,113

Metal 0.86%                                                                                                 1,454,494
Great Central Mines Ltd.,
Sr Note (Australia) 04-01-08                                          8.875      BBB-             660         656,700
Inco Ltd.,
Bond (Canada) 09-15-32                                                7.200      BBB-             470         464,829
Newmont Mining Corp.,
Note 05-15-11                                                         8.625      BBB              285         332,965

Mortgage Banking 2.99%                                                                                      5,087,795
Commercial Mortgage Acceptance Corp.,
Commercial Mtg Pass Thru Ctf Ser 1999-C1
Class A-1 06-15-31                                                    6.790      Aaa              512         562,975
ContiMortgage Home Equity Loan Trust,
Home Equity Pass Thru Ctf Ser 1995-2
Class A-5 08-15-25                                                    8.100      AAA              444         443,907
Credit Suisse First Boston Mortgage Securities Corp.,
Commercial Mtg Pass Thru Ctf Ser 1998-C1
Class A-1A 05-17-40                                                   6.260      AAA              804         852,763
Deutsche Mortgage & Asset Receiving Corp.,
Commercial Mtg Pass-Thru Ctf Ser 1998-C1
Class C 06-15-31                                                      6.861      A2               400         440,076
First Union National Bank-Chase Manhattan Bank
Commercial Mortgage Trust,
Commercial Mtg Pass Thru Ctf Ser 1999-C2
Class A-1 06-15-31                                                    6.360      Aaa              438         469,831
GMAC Commercial Mortgage Securities, Inc.,
Mtg Pass Thru Ctf Ser 1998-C1 Class A-1 05-15-30                      6.853      Aaa            1,121       1,189,675
LB Commercial Mortgage Trust,
Commercial Mtg Pass Thru Ctf Ser 1999-C1
Class A-1 06-15-31                                                    6.410      Aaa              557         602,192
UCFC Home Equity Loan Trust,
Home Equity Pass Thru Ctf Ser 1996-D1
Class A6 02-15-25                                                     7.180      AAA              509         526,376

Oil & Gas 4.18%                                                                                             7,107,955
Alberta Energy Co. Ltd.,
Note (Canada) 09-15-30                                                8.125      A-               350         443,685
Note (Canada) 11-01-31                                                7.375      A-               335         393,201
Colonial Pipeline Co.,
Sr Note 04-15-32 (R)                                                  7.630      A                485         578,852
Forest Oil Corp.,
Sr Note 06-15-08                                                      8.000      BB               200         211,000
Grant Prideco, Inc.,
Sr Note 12-15-09 (R)                                                  9.000      BB-              500         520,000
Louis Dreyfus Natural Gas Corp.,
Sr Note 12-01-07                                                      6.875      BBB+             330         369,288
Nova Chemicals Corp.,
Sr Note (Canada) 05-15-06                                             7.000      BB+              265         257,050
Occidental Petroleum Corp.,
Sr Deb 09-15-09                                                      10.125      BBB            1,102       1,470,965
Pemex Project Funding Master Trust,
Gtd Note 10-13-10                                                     9.125      BBB-           1,065       1,219,425
Tosco Corp.,
Note 02-15-30                                                         8.125      A-               655         834,934
Valero Energy Corp.,
Note 06-15-05                                                         8.375      BBB              200         213,731
Note 03-15-06                                                         7.375      BBB              365         388,636
XTO Energy, Inc.,
Sr Note 04-15-12                                                      7.500      BB               195         207,188

Paper & Paper Products 2.29%                                                                                3,883,836
Abitibi-Consolidated, Inc.,
Bond (Canada) 08-01-05                                                8.300      BBB-           1,055       1,124,248
Corporacion Durango S.A. de C.V.,
Sr Note (Mexico) 07-15-09 (R)                                        13.750      CC             1,250         350,000
Stone Container Corp.,
Sr Note 02-01-11                                                      9.750      B                275         294,250
Sr Note 07-01-12                                                      8.375      B              1,000       1,025,000
Weyerhaeuser Co.,
Note 03-15-12                                                         6.750      BBB            1,000       1,090,338

Real Estate Investment Trust 0.80%                                                                          1,359,562
American Health Properties, Inc.,
Note 01-15-07                                                         7.500      BBB+             260         279,046
Cabot Industrial Properties, L.P.,
Note 05-01-04                                                         7.125      BBB              365         379,521
Camden Property Trust,
Note 04-15-04                                                         7.000      BBB              500         523,313
Healthcare Realty Trust, Inc.,
Sr Note 05-01-11                                                      8.125      BBB-             165         177,682

Real Estate Operations 0.57%                                                                                  967,829
Socgen Real Estate Co. LLC,
Perpetual Bond Ser A (7.64% to 09-30-07
then variable) 12-31-49 (R)                                           7.640      A                880         967,829

Retail 0.92%                                                                                                1,571,210
Delhaize America, Inc.,
Gtd Note 04-15-06                                                     7.375      BB+              505         493,646
Gap, Inc. (The),
Note 12-15-08                                                        10.550      BB+              485         528,650
Staples, Inc.,
Note 10-01-12 (R)                                                     7.375      BBB-             500         548,914

Telecommunications 6.49%                                                                                   11,028,493
Citizens Communications Co.,
Note 05-15-06                                                         8.500      BBB              755         836,083
Sr Note 08-15-04                                                      6.375      BBB              320         327,866
Deutsche Telekom International Finance B.V.,
Bond (Coupon rate Step-up/down on rating)
(Netherlands) 06-15-05                                                7.750      A-               280         306,154
Bond (Coupon rate Step-up/down on rating)
(Netherlands) 06-15-10                                                8.000      BBB+             950       1,094,147
France Telecom SA,
Note (France) 03-01-11                                                7.750      BBB-           1,130       1,306,585
Nextel Communications, Inc.,
Sr Note 11-15-09                                                      9.375      B              1,000         905,000
PanAmSat Corp.,
Sr Note 02-01-12                                                      8.500      B-             1,300       1,241,500
PTC International Finance B.V.,
Gtd Sr Sub Disc Note (Netherlands) 07-01-07                          10.750      B+               160         166,400
PTC International Finance II SA,
Gtd Sr Sub Note (Luxembourg) 12-01-09                                11.250      B+               130         137,800
Qwest Corp.,
Note 03-15-12 (R)                                                     8.875      B-               590         572,300
Sprint Capital Corp.,
Note 11-15-03                                                         5.700      BBB-           1,000         995,000
Note 01-30-06                                                         7.125      Baa3             510         504,900
Telefonos de Mexico S.A. de C.V.,
Sr Note (Mexico) 01-26-06                                             8.250      BBB-             675         739,125
Telus Corp.,
Note (Canada) 06-01-11                                                8.000      BBB              850         816,000
Verizon New York, Inc.,
Deb Ser B 04-01-32                                                    7.375      A+               675         777,533
VoiceStream Wireless Corp.,
Sr Note 09-15-09                                                     11.500      Baa2             285         302,100

Transportation 2.92%                                                                                        4,970,855
Burlington Northern Santa Fe Corp.,
Deb 08-15-30                                                          7.950      BBB+             660         828,272
Continental Airlines, Inc.,
Pass Thru Ctf Ser 1999-1A 02-02-19                                    6.545      AA-              547         474,730
Delta Air Lines, Inc.,
Equip Tr Ctf Ser A 06-01-08                                          10.000      BBB-           2,000       1,481,364
Humpuss Funding Corp.,
Note 12-15-09 (R)                                                     7.720      B3               267         211,890
Northwest Airlines 1996-1 Pass Through Trusts,
Pass Thru Ctf Ser 1996-1C 01-02-05                                   10.150      BB-               97          66,765
Pass Thru Ctf Ser 1996-1D 01-02-15                                    8.970      BB               333         159,866
NWA Trust,
Sr Note Ser A 12-21-12                                                9.250      AA-              472         444,568
TFM S.A. de C.V.,
Gtd Sr Disc Note (Mexico) 06-15-09                                   11.750      BB-            1,330       1,303,400

Utilities 9.15%                                                                                            15,551,619
AES Eastern Energy L.P.,
Pass Thru Ctf Ser 1999-A 01-02-17                                     9.000      BB+              395         363,752
Beaver Valley Funding Corp.,
Sec Lease Oblig Bond 06-01-17                                         9.000      BBB-             915       1,013,437
BVPS II Funding Corp.,
Collateralized Lease Bond 06-01-17                                    8.890      BBB-             700         742,154
Calpine Canada Energy Finance ULC,
Sr Note (Canada) 05-01-08                                             8.500      B+               245         106,575
Cleveland Electric Illuminating Co.,
1st Mtg Ser B 05-15-05                                                9.500      BBB            1,150       1,153,831
CMS Energy Corp.,
Sr Note Ser B 01-15-04                                                6.750      B+               380         353,400
Commonwealth Edison Co.,
1st Mtg 02-15-23                                                      8.375      A-               275         287,245
EIP Funding-PNM,
Sec Fac Bond 10-01-12                                                10.250      BBB-           1,592       1,584,040
Fitchburg Holding Corp.,
Sec Note 01-31-03 (r)                                                15.750      AAA               87          87,483
GG1B Funding Corp.,
Deb 01-15-11                                                          7.430      BBB-             314         310,952
HQI Transelect Chile SA,
Sr Note (Chile) 04-15-11                                              7.875      A-               490         542,770
Hydro-Quebec,
Gtd Bond Ser HY (Canada) 01-15-22                                     8.400      A+               330         435,521
Indiana Michigan Power Co.,
1st Mtg Note 12-15-22                                                 8.500      BBB+             225         236,133
Kinder Morgan, Inc.,
Bond 09-01-12 (R)                                                     6.500      BBB              320         334,422
Long Island Lighting Co.,
Deb 03-15-23                                                          8.200      A-               615         643,176
MidAmerican Energy Holdings,
Sr Note 10-01-12 (R)                                                  5.875      BBB-             205         207,815
Midland Funding Corp. II,
Deb Ser A 07-23-05                                                   11.750      BB-            1,375       1,402,500
Deb Ser B 07-23-06                                                   13.250      BB-              225         232,875
Monterrey Power S.A. de C.V.,
Sr Sec Bond (Mexico) 11-15-09 (R)                                     9.625      BBB-             131         147,845
Niagara Mohawk Power Corp.,
Sec Fac Bond 01-01-18                                                 8.770      A                712         745,112
Nisource Finance Corp.,
Note 11-15-03                                                         7.500      BBB            1,315       1,325,375
Note 11-15-10                                                         7.875      BBB              550         604,465
Pinnacle Partners,
Sr Note 08-15-04 (R)                                                  8.830      BB+              460         433,975
Pinnacle West Capital Corp.,
Sr Note 04-01-06                                                      6.400      BBB-             435         442,874
PNPP II Funding Corp.,
Deb 05-30-16                                                          9.120      BBB-             475         528,594
PSEG Energy Holdings, Inc.,
Sr Note 02-15-08                                                      8.625      BBB-             325         271,375
Tiers-MIR-2001-14,
Coll Trust 06-15-04 (R)                                               7.200      BB               620         266,600
Waterford 3 Funding Corp.,
Sec Lease Obligation Bond 01-02-17                                    8.090      BBB-             692         747,323

Waste Disposal Serviced Equipment 1.12%                                                                     1,901,430
Allied Waste North America, Inc.,
Sr Sub Note Ser B 08-01-09                                           10.000      B+             1,365       1,354,762
Republic Services, Inc.,
Note 08-15-11                                                         6.750      BBB              500         546,668

                                                                                            NUMBER OF
ISSUER, DESCRIPTION                                                                            SHARES           VALUE
PREFERRED STOCKS 4.19%                                                                                     $7,123,193
(Cost $7,205,671)

Abbey National Plc, 7.375% (United Kingdom)                                                    38,700         990,720
California Federal Preferred Capital Corp., 9.125%, Ser A                                      35,650         927,257
CSC Holdings, Inc., 11.125%, Ser M                                                             13,632       1,267,776
CSC Holdings, Inc., 11.750%, Ser H                                                              9,900         940,500
Dominion Resources, Inc., 9.500%                                                               20,000       1,083,800
DTE Energy Co., 8.750%                                                                         10,000         272,900
KeySpan Corp., 8.750%                                                                          20,000       1,011,400
TECO Energy, Inc., 9.50%                                                                       31,600         628,840

                                                                             INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE    (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 9.77%                                                                              $16,615,000
(Cost $16,615,000)

Joint Repurchase Agreement 9.77%
Investment in a Joint Repurchase Agreement
Transaction with UBS Warburg, Inc. -- Dated
12-31-02, due 01-02-03 (Secured by U.S. Treasury
Bond 8.500% due 02-15-20, U.S. Treasury Notes
4.625% due 02-28-02 and 5.375% due 06-30-03,
U.S. Treasury Inflation Indexed Notes 3.500%
due 01-15-11 and 3.000% due 07-15-12)                                          1.150%          $16,615    $16,615,000

TOTAL INVESTMENTS 109.77%                                                                                $186,625,827

OTHER ASSETS AND LIABILITIES, NET (9.77%)                                                                ($16,622,264)

TOTAL NET ASSETS 100.00%                                                                                 $170,003,563

(r) Direct placement securities are restricted to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment
    Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities. Additional information on these securities is as follows:

                                                                      VALUE AS A          VALUE
                                                                      PERCENTAGE          AS OF
                                       ACQUISITION    ACQUISITION      OF FUND'S   DECEMBER 31,
  ISSUER, DESCRIPTION                         DATE           COST     NET ASSETS           2002
-----------------------------------------------------------------------------------------------
Fitchburg Holding Corp., Sec. Note,
  15.75%, 01-31-03                        02-10-81        $87,585           0.05%       $87,483

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $14,106,156 or 8.30% of net assets as of December 31, 2002.

  + All or a portion of these securities having an aggregate value of $21,109,249 or 12.42% of the Fund's net assets, have been purchased as a forward commitment; that is, the Fund has agreed on trade date to take delivery of and make payment for such securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitment. Accordingly, the market value of $21,772,185 of United
    States Treasury Bonds , 5.375% thru 9.125% due 05-15-18 thru 02-15-31 and, Federal Home Loan Mortgage Corp., 5.000% thru 6.000% due 07-15-21 thru 12-15-25 and, Federal National Mortgage Assn., 5.500% thru 7.000% due 08-25-12 thru 11-01-32 has been segregated to cover the forward commitment.

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, LLC where Standard & Poor's ratings are not available.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar-denominated.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

December 31, 2002

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value for each
common share.

ASSETS
Investments at value (cost $183,384,586 including
$16,571,934 of securities loaned)                                $186,625,827
Cash                                                                   38,210
Receivable for investments sold                                     2,097,458
Dividends and interest receivable                                   2,528,442
Other assets                                                           12,443

Total assets                                                      191,302,380

LIABILITIES
Payable for investments purchased                                  20,953,350
Payable to affiliates                                                 269,816
Other payables and accrued expenses                                    75,651

Total liabilities                                                  21,298,817

NET ASSETS
Capital paid-in                                                   166,689,302
Accumulated net realized loss on investments                         (133,013)
Net unrealized appreciation of investments                          3,241,241
Accumulated net investment income                                     206,033

Net assets                                                       $170,003,563

NET ASSET VALUE PER SHARE
Based on 8,015,867 common shares outstanding                           $21.21

See notes to
financial statements.



OPERATIONS

For the year ended
December 31, 2002

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Interest (net of foreign tax withholding of $4,130 and net
of security lending income of $30,076)                            $10,628,832
Dividends                                                             363,757

Total investment income                                            10,992,589

EXPENSES
Investment management fee                                           1,038,580
Transfer agent fee                                                    109,272
Custodian fee                                                          83,192
Accounting and legal services fee                                      50,168
Printing                                                               42,881
Auditing fee                                                           33,837
Miscellaneous                                                          27,917
Interest expense                                                       10,380
Trustees' fee                                                           8,845
Legal fee                                                                 946

Total expenses                                                      1,406,018

Net investment income                                               9,586,571

REALIZED AND UNREALIZED GAIN

Net realized gain on investments                                    1,816,809
Change in net unrealized appreciation (depreciation)
of Investments                                                        189,536

Net realized and unrealized gain                                    2,006,345

Increase in net assets from operations                            $11,592,916

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the  previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions to
shareholders, if
any, and any
increase or
decrease due to
reinvestment of
distributions.
                                                     YEAR          YEAR
                                                    ENDED         ENDED
                                                 12-31-01      12-31-02


INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                         $10,413,961    $9,586,571
Net realized gain                               4,700,314     1,816,809
Change in net unrealized
  appreciation (depreciation)                  (2,866,434)      189,536

Increase in net assets resulting
  from operations                              12,247,841    11,592,916

Distributions to shareholders
From net investment income                    (10,663,128)   (9,716,328)

From Fund share transactions                    1,074,735       727,479

NET ASSETS
Beginning of period                           164,740,048   167,399,496

End of period 1                              $167,399,496  $170,003,563

1 Includes distributions in excess of net investment income of $9,744 and accumulated net investment income of $206,033, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-98    12-31-99    12-31-00    12-31-01 1  12-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $21.70      $21.78      $20.11      $20.79      $20.98
Net investment income 2                                   1.52        1.47        1.42        1.32        1.20
Net realized and unrealized
  gain (loss) on investments                              0.08       (1.67)       0.68        0.21        0.25
Total from investment operations                          1.60       (0.20)       2.10        1.53        1.45
Less distributions
From net investment income                               (1.52)      (1.47)      (1.42)      (1.34)      (1.22)
Net asset value,
  end of period                                         $21.78      $20.11      $20.79      $20.98      $21.21
Per share market value,
  end of period                                         $21.93      $16.56      $19.25      $19.04      $19.12
Total return at
  market value 3 (%)                                      6.66      (18.16)      25.75        5.96        6.89

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $169        $158        $165        $167        $170
Ratio of expenses
  to average net assets (%)                               0.82        0.81        0.83        0.82        0.84
Ratio of net investment income
  to average net assets (%)                               6.92        6.98        6.97        6.20        5.74
Portfolio turnover (%)                                     239         183         247         300         314

1 As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment
  Companies, as revised relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02, and, had the Fund not amortized premiums on debt securities, the ratio of net investment income to average net assets would have been 6.31%. The effect of this change for the year ended December 31, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gain per share by $0.04, and, had the Fund not amortized premiums on debt securities, the ratio of net investment income to average net assets would have been 5.95%. Per share ratios and supplemental data for periods prior January 1, 2001 have not been restated to reflect this change in presentation.

2 Based on the average shares outstanding.

3 Assumes dividend reinvestment.

See notes to
financial statements.




NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Investors Trust (the "Fund") is a closed-end diversified investment management company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement date.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On December 31, 2002, the Fund loaned securities having a market value of $16,571,394 collateralized by securities in the amount of $16,936,006.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $31,569 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of the loss carryforward expires December 31, 2008.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the year ended December 31, 2002, the tax character of distributions paid was as follows: ordinary income $9,716,328.

As of December 31, 2002, the components of distributable earnings on a tax basis included $215,705 of undistributed ordinary income. Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a quarterly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.65% of the first $150,000,000 of the Fund's average weekly net asset value, (b) 0.375% of the next $50,000,000, (c) 0.35% of the next
$100,000,000 and (d) 0.30% of the Fund's average daily net asset value in excess of $300,000,000.

In the event normal operating expenses of the Fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 1.5% of the first $30,000,000 of the Fund's average weekly net asset value and 1.0% of the Fund's average weekly net asset value in excess of $30,000,000, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. There were no management fee reductions during the year ended December 31, 2002.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.03% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund common share transactions

This listing illustrates the number of Fund's common shares reinvested, the reclassification of capital accounts and the number of shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value. The Fund has 20 million common shares authorized with no par value.

                                YEAR ENDED 12-31-01        YEAR ENDED 12-31-02
                              SHARES         AMOUNT      SHARES         AMOUNT

Beginning of period        7,922,653   $165,083,448   7,978,242   $165,640,253
Distributions reinvested      55,589      1,074,735      37,625        727,479
Reclassification of
capital accounts                  --       (517,930)         --        321,570
End of period              7,978,242   $165,640,253   8,015,867   $166,689,302


NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2002, aggregated $397,028,985 and $373,804,727, respectively. Purchases and proceeds from sales or maturities of obligations of U.S. government aggregated $120,793,562 and $130,513,761, respectively, during the year ended December 31, 2002.

The cost of investments owned on December 31, 2002, including short-term investments, for federal income tax purposes was $183,659,279. Gross unrealized appreciation and depreciation of investments aggregated $6,797,984 and $3,831,436, respectively, resulting in net unrealized appreciation of $2,966,548. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales and the tax adjustment for the amortization of bond premium.

NOTE E
Reclassification of accounts

During the year ended December 31, 2002, the Fund reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $667,104, a decrease in accumulated net investment loss of $345,534 and an increase in capital paid-in of $321,570. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.

NOTE F
Change in accounting principle

Effective January 1, 2001 the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $587,549 reduction in the cost of investments and a corresponding increase in net unrealized appreciation, based on securities held as of December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $181,677, decrease unrealized appreciation on investments by $92,389 and increase net realized gain on investments by $274,066.

The effect of this change for the year ended December 31, 2002 was to decrease net investment income by $345,556, decrease unrealized appreciation of investments by $321,911 and increase net realized gain on investments by $667,467.

The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.

NOTE G
Change in Independent Auditor

Based on the recommendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain Ernst & Young LLP as the Fund's independent auditor and voted to appoint Pricewaterhouse-
Coopers LLP for the fiscal year ended December 31, 2003. During the two most recent fiscal years, Ernst & young LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles, financial statements disclosure or audit scope which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference to the disagreement in their report.



AUDITORS'
REPORT

Report of Ernst &
Young LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Investors Trust

We have audited the accompanying statement of assets and liabilities of the John Hancock Investors Trust (the "Fund"), including the schedule of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Investors Trust, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                /S/ ERNST & YOUNG LLP
Boston, Massachusetts
February 7, 2003



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund paid during its taxable year ended December 31, 2002.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2002, 0.96% of the dividends qualify for the corporate dividends-received deduction.

If the Fund paid dividends during the fiscal year, shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for calendar year 2002.



INVESTMENT OBJECTIVE AND POLICY

The Fund is a closed-end diversified management investment company, shares of which were initially offered to the public on January 29, 1971 and are publicly traded on the New York Stock Exchange. The Fund's primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. The preponderance of the Fund's assets are invested in a diversified portfolio of debt securities, some of which may carry equity features. Up to 50% of the value of the Fund's assets may be invested in restricted securities acquired through direct placement. The Fund may also invest in repurchase agreements. The Fund may issue a single class of senior securities not to exceed 331/3% of the market or fair value of its net assets and may borrow from banks as a temporary measure for emergency purposes in amounts not to exceed 5% of its total assets taken at cost. The Fund may lend portfolio securities not to exceed 331/3% of total assets.

FINANCIAL FUTURES CONTRACTS AND OPTIONS

The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund may use options contracts to manage its exposure to the stock market. The Fund's ability to hedge successfully will depend on the Adviser's ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund's futures contracts and options on futures will be traded on a U.S. commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund's total assets.

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the Fund's net investment income per year will be distributed to shareholders in quarterly payments. Net realized short-term capital gains, if any, will be distributed annually; however, net realized long-term capital gains may be retained and reinvested. All distributions are paid in cash unless the shareholders elect to participate in the Dividend Reinvestment Plan.

During the fiscal year ended December 31, 2002, the Fund paid to shareholders dividends from net investment income totaling $1.216 per share. The dates of payment and the amounts per share are as follows:

                                        INCOME
PAYMENT DATE                          DIVIDEND

March 28, 2002                          $0.300
June 28, 2002                            0.315
September 30, 2002                       0.303
December 31, 2002                        0.298


DIVIDEND REINVESTMENT PLAN

The Fund offers its shareholders the opportunity to elect to receive shares of the Fund in lieu of cash dividends. Any shareholder of record of the Fund may elect to participate in the Automatic Dividend Reinvestment Plan (the "Plan") and receive Fund's common shares in lieu of all or a portion of the cash dividends. The Plan is available to all shareholders without charge. Mellon Investor Services (the "Plan Agent") will act as agent for participating shareholders.

Shareholders may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com showing an election to reinvest all or a portion of dividend payments. If received by the Plan Agent prior to the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Board of Trustees of the Fund will declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in the Fund's common shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend otherwise payable to such shareholder on shares included under the Plan, by the per share net asset value of the common shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder by 95% of the market price per share of the common shares on the payment date. The market price of the common shares on a particular date shall be the mean between the highest and lowest sales price on the New York Stock Exchange on that date. Net asset value will be determined in accordance with the established procedures of the Fund. However, if as of such payment date the market price of the common shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to four decimal places, will be credited to shareholder's account. Such fractional shares will be entitled to future dividends.

The shares issued to participating shareholders, including fractional shares, will be held by the Plan Agent in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend which the shareholder has elected to reinvest and the number of shares acquired with such dividend.

Participation in the Plan may be terminated at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site, and such termination will be effective immediately. However, notice of termination must be received prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of common shares held by the Plan Agent. A shareholder will receive a cash payment for any fractional share held.

The reinvestment of dividends will not relieve participants of any federal, state or local income tax which may be due with respect to such dividend. Dividends reinvested in common shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the New York Stock Exchange as of the dividend payment date. Distributions from the Fund's long-term capital gains will be processed as noted above for those electing to reinvest in common shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the plan should be directed to the Plan Agent, Mellon Bank, N.A. c/o Mellon Investor Services at P.O. Box 3338, South Hackensack, New Jersey 07606-1938 (telephone 1-800-852-0218).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.



Shareholder meeting

On March 7, 2002, the Annual Meeting of the Fund was held to elect eleven Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follow:
                                                      WITHHELD
                                              FOR    AUTHORITY

Dennis S. Aronowitz                     6,844,067      108,214
Richard P. Chapman, Jr                  6,864,942       87,339
William Cosgrove                        6,862,686       89,595
John M. DeCiccio                        6,861,225       91,057
Richard Farrell                         6,867,277       85,005
Maureen R. Ford                         6,868,660       83,621
Gail D. Fosler                          6,867,957       84,324
William F. Glavin                       6,855,646       96,636
John A. Moore                           6,859,943       92,339
Patti McGill Peterson                   6,858,692       93,590
John W. Pratt                           6,866,580       85,701

The shareholders also ratified the Trustees' selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending
December 31, 2002, with the votes tabulated as follows: 6,780,917 FOR, 61,035 AGAINST and 109,829 ABSTAINING.




TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
                                                                                                                NUMBER OF
NAME, AGE                                                                                   TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             1988                31
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp.

Richard P. Chapman, Jr., Born: 1935                                                         1975                31
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Chairman and Director, Lumber Insurance Co. (insurance)
(until 2000); Chairman and Director, Northeast Retirement Services, Inc.
(retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             1991                31
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc.; Director, Hudson City Bancorp; Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell 2, Born: 1932                                                            1996                31
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and General Partner of the Venture Capital Fund of NE
(since 1980); prior to 1980, headed the venture capital group at Bank of Boston Corporation.

William F. Glavin 2, Born: 1932                                                             1996                31
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

Patti McGill Peterson, Born: 1943                                                           1996                39
Executive Director, Council for International Exchange of Scholars (since
1998), Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1997); President Emerita of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (electric utility).

John A. Moore 2, Born: 1939                                                                 1996                39
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences
International (health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

John W. Pratt, Born: 1931                                                                   1996                31
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE             JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1             BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                61
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC (Subsidiaries, LLC), Hancock
Natural Resource Group, Independence Investment LLC, Independence
Fixed Income LLC, John Hancock Advisers, LLC (the "Adviser") and
The Berkeley Financial Group, LLC ("The Berkeley Group"),
John Hancock Funds, LLC ("John Hancock Funds"), Massachusetts
Business Development Corporation; Director, John Hancock Insurance
Agency, Inc. ("Insurance Agency, Inc.") (until 1999).

Maureen R. Ford, Born: 1955                                                                 2000                61
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John Hancock Funds.; Chairman,
Director and Chief Executive Officer, Sovereign Asset Management
Corporation ("SAMCorp."); Director, Independence Investment LLC,
Subsidiaries, LLC, Independence Fixed Income LLC and Signature Services;
Senior Vice President, MassMutual Insurance Co. (until 1999).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                               SINCE
William L. Braman, Born: 1953                                                                                   2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John
Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment
Officer, Baring Asset Management, London UK (until 2000).

Richard A. Brown, Born: 1949                                                                                    2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds, and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   1992
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     1988
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1984
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.



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[THIS PAGE INTENTIONALLY LEFT BLANK]



FOR YOUR
INFORMATION

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT AND REGISTRAR
Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

STOCK SYMBOL
Listed New York Stock Exchange:
JHI

For shareholder assistance refer to page 29



HOW TO
CONTACT US

On the Internet                         www.jhfunds.com

By regular mail                         Mellon Investor Services
                                        85 Challenger Road
                                        Overpeck Centre
                                        Ridgefield Park, New Jersey 07660

Customer service representatives        1-800-852-0218

Portfolio commentary                    1-800-344-7059

24-hour automated information           1-800-843-0090

TDD Line                                1-800-231-5469



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-852-0218
1-800-843-0090
1-800-231-5469 (TDD)

www.jhfunds.com

PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS

P500A 12/02
       2/03